Exhibit (1)(c)

Amended and Restated
SCHEDULE A
Dated MARCH 13, 2023
TO
Amended and Restated AGREEMENT AND DECLARATION OF TRUST
OF
FUNDVANTAGE TRUST
SCHEDULE OF PORTFOLIOS AND CLASSES

Portfolio		Classes	Series Creation Date
1.	Private Capital Management Value Fund	Class A/Class C/Class I/Class R	December 11, 2009
2.	Pacific Capital Tax-Free Securities Fund	Class Y	February 9, 2010
3.	Pacific Capital Tax-Free Short Intermediate Securities Fund	Class Y	February 9, 2010
4.	Polen Growth Fund	Class A2/Class C2/Class T3/Investor Class4,5/Institutional Class	March 26, 2010
5.	EIC Value Fund	Class A/Class C/Institutional Class/Retail Class[6]	December 15, 2010
6.	Gotham Absolute Return Fund	Institutional Class	August 24, 2012
7.	Gotham Enhanced Return Fund	Institutional Class	March 21, 2013
8.	Gotham Neutral Fund	Institutional Class	June 3, 2013
9.	Quality Dividend Fund	Class A/Class C/Institutional Class[7]	June 3, 2013
10.	Pacific Capital U.S. Government Money Market Fund[8]	Institutional Class/Investor Class[9]	September 24, 2013

[1]	Prior to September 15, 2017, Lateef Focused Growth Fund was known as the “Lateef Fund.” Prior to December 9, 2019, Lateef Focused Sustainable Growth Fund was known as the “Lateef Focused Growth Fund.”

[2]	On December 18, 2013, Class A Shares and Class C were added.

[3]	On December 19, 2016, Class T shares were added.

[4]	On June 11, 2010, Investor Class Shares were added.

[5]	Prior to September 1, 2015, Investor Class Shares were known as Retail Class Shares.

[6]	On March 24, 2011, Class C and Retail Class were added.

[7]	On June 20, 2013, Institutional Class Shares were added.

Portfolio		Classes	Series Creation Date
11.	Polen Global Growth Fund [10]	Class A/Class C/Class T3/Institutional Class/Investor Class[5]	March 21, 2014
12.	Gotham Total Return Fund	Institutional Class	December 17, 2014
13.	Gotham Index Plus Fund[12]	Institutional Class/Class R613/Investor Class[10]	January 8, 2015
14.	Gotham Large Value Fund[14]	Institutional Class	September 17, 2015
15.	TOBAM Emerging Markets Fund	Class A/Class C/Class I	March 23, 2016
16.	Gotham Enhanced 500 Plus Fund[15]	Institutional Class	June 20, 2016
17.	Gotham Hedged Core Fund	Institutional Class	June 20, 2016

(continued...)

[8]	Prior to March 21, 2014, the Pacific Capital U.S. Government Money Market Fund was known as the “BOH Government Money Market Fund.”

[9]	On March 15, 2018, Investor Class shares were added.

[10]	Prior to September 23, 2014, Polen Global Growth Fund was known as the “Polen Capital Global Growth Fund.”

[11]	On November 1, 2017, Investor Class shares were added.

[12]	Prior to March 25, 2015, Gotham Index Plus Fund was known as the “Gotham Index 500 Plus Fund.”

[13]	On June 22, 2017, Class R6 shares were added.

[14]	Prior to September 22, 2015, Gotham Institutional Value Fund was known as the “Gotham Large Value Fund” and prior to August 31,2018, Gotham Large Value Fund was known as the “Gotham Institutional Value Fund.”

[15]	Prior to February 1, 2019, Gotham Enhanced 500 Plus Fund was known as Gotham Enhanced 500 Core Fund and prior to September 28, 2016, Gotham Enhanced 500 Core Fund was known as the “Gotham Enhanced Core Fund.”

Portfolio		Classes	Series Creation Date
18.	Gotham Defensive Long 500 Fund	Institutional Class	August 17, 2016
19.	Polen International Growth Fund	Class A/Class C/Class T3/Institutional Class/Investor Class	September 28, 2016
20.	Gotham Enhanced S&P 500 Index Fund	Institutional Class	December 30, 2016
21.	Gotham Short Strategies Fund	Institutional Class	April 19, 2017
22.	Polen U.S. Small Company Growth Fund	Investor Class/Institutional Class/Class Y16	June 26, 2017
23.	Sirios Long/Short Fund	Class A/Adviser Class/Institutional Class/Retail Class	October 30, 2017
24.	Polen International Small Company Growth Fund	Investor Class/Institutional Class	September 26, 2018
25.	Gotham ESG Large Value Fund	Institutional Class	November 9, 2018
26.	Catenary V-Alternative Fund	Investor Class/Institutional Class	March 12, 2019
27.	Gotham ESG Index Plus Fund	Institutional Class	May 1, 2019
28.	Polen Emerging Markets Growth Fund[19]	Investor Class/Institutional Class	September 24, 2019
29.	Madison Avenue Solutions Government Money Market Fund	Institutional Class/Retail Class	February 11, 2020
30.	C WorldWide International Equities Fund	Class A/Class I	April 27, 2020
31.	Sirios Focus Fund	Class A, Advisor Class, Institutional Class and Retail Class	August 28, 2020
32.	Polen U.S. SMID Company Growth Fund	Investor Class/Institutional Class	January 12, 2021
33.	Polen Global SMID Company Growth Fund	Institutional Class/Investor Class	September 21, 2021
34.	Polen China Growth Fund	Institutional Class/Investor Class	September 21, 2021
35.	Polen Emerging Markets ex China Growth Fund[18]	Institutional Class/Investor Class	September 21, 2021
36.	Ambrus Core Bond Fund[17]	Institutional Class/Investor Class	September 21, 2021
37.	Ambrus Tax-Conscious California Bond Fund[17]	Institutional Class/Investor Class	September 21, 2021
38.	Ambrus Tax-Conscious National Bond Fund[17]	Institutional Class/Investor Class	September 21, 2021
39.	C WorldWide Global Equities Fund	Class A/Class I	March 14, 2022
40.	Polen Bank Loan Fund	Investor Class/Institutional Class	March 14, 2022
41.	Polen Upper Tier High Yield Fund	Investor Class/Institutional Class	March 14, 2022
42.	DuPont Capital Value Creators Large Cap Fund	Class I	September 20, 2022
43.	Polen Opportunistic High Yield Fund	Investor Class/Institutional Class /Class Y	February 27, 2023
44.	Polen Growth & Income Fund	Institutional Class	March 13, 2023

[16]	On January 26, 2021, Class Y shares were added.

[17]	On June 21, 2022, Investor Class shares were added; and prior to June 21, 2022 the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund, were known as the Whittier Core Bond Fund, Whittier California Tax-Conscious Bond Fund, and Whittier National Tax-Conscious Bond Fund, respectively.

[18]	Prior to February 22, 2023, the Polen Emerging Markets ex China Growth Fund was known as the Polen Global Emerging Markets ex China Growth Fund.

[19]	Prior to March 13, 2023, the Polen Emerging Markets Growth Fund was known as the Polen Global Emerging Markets Growth Fund.